SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2021

SPYR, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 33-20111	75-2636283 (I.R.S. Employer Identification Number)

8547 E. Arapahoe Rd #J527

Greenwood Village, CO 80112

(Address of Principal Executive Offices and Zip Code)

(303) 991-8000

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
NONE	SPYR	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Amendment of a Material Definitive Agreement.

On August 6, 2021, the Registrant agreed to amend a Stock Purchase Agreement and Convertible Promissory Notes previously entered into with Mr. Mehdi Safavi on October 5, 2020. Aside from the Stock Purchase Agreement and Convertible Promissory Notes, no material relationship exists between Mr. Safavi and the Registrant or its affiliates.

By virtue of the October 5, 2020 Stock Purchase Agreement, in two separate closings, the Registrant agreed to sell Mr. Safavi, in each closing, an 8% $500,000 Convertible Promissory Note and Warrant to purchase one million common shares. Each Convertible Promissory Note bears 8% interest and is due September 30, 2025. Amounts due under the Convertible Promissory Note are convertible into the Registrant’s common stock at the lower price of $0.25 per share or 70% of the average of the three lowest Variable Weighted Average Price (“VWAP”) for the Registrant’s common stock for the twenty trading days prior to an election to convert.

Effective August 6, 2021, the Registrant and Mr. Safavi agreed to amend the Stock Purchase Agreement and Convertible Promissory Notes to delete any reference to, or obligation of SPYR to pay, 8% interest due under the Notes. Mr. Safavi agreed to waive accrued interest from the respective issuance dates of the Notes to the date of the amendment. The Registrant and Mr. Safavi also agreed to amend the conversion price of amounts due under the Convertible Promissory Notes to the lower price of $0.25 per share or 50% of the average of the three lowest Variable Weighted Average Price (“VWAP”) for the Registrant’s common stock for the twenty trading days prior to an election to convert.

The foregoing reference and description of the Stock Purchase Agreement and Convertible Promissory Notes are qualified in its entirety by reference to the transactional documents filed as exhibits in the Registrant’s Form 10-Q for the quarter ended September 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYR, INC. (Registrant)

Date: August 6, 2021

By:/s/ James R. Thompson

Chief Executive Officer & President

2